UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 15, 2012

Castwell Precast Corporation

(Exact name of registrant as specified in its charter)

Nevada	333-144620	20-2722022
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5641 South Magic Drive, Murray, Utah	84107
(Address of Principal Executive Offices)	(Zip Code)

(801) 599-5443

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07

Submission of Matters to a Vote of Security Holders

Castwell Precast Corporation (the “Company”) held a special meeting of its stockholders on March 15, 2012. The proposals considered at the special meeting as well as the final votes for, against, abstaining and withheld are set forth below. There were 4,178,348 shares of the Company’s common stock issued and outstanding on February 27, 2012, the record date, and all proposals were approved at the special meeting by the affirmative vote of 3,125,771 shares or 74.81% of the Company’s issued and outstanding shares. There were no broker non-votes.

The actions contemplated by Proposals 2, 3 and 4 will not be implemented, and the persons elected as directors pursuant to Proposal 6 will not commence their terms of office, until the transactions contemplated by the Agreement and Plan of Contribution (Proposal 1) have been completed.

Proposal 1. To authorize and approve the Agreement and Plan of Contribution dated as of January 17, 2012 among the Company, Summer Energy, LLC and its members.

FOR	AGAINST	ABSTAIN
3,125,771	0	0

Proposal 2. To authorize an amendment to the Company’s articles of incorporation in the form attached to the Proxy Statement as Exhibit A.

FOR	AGAINST	ABSTAIN
3,125,771	0	0

Proposal 3. To authorize the amendment and restatement of the Company’s bylaws in the form attached to the Proxy Statement as Exhibit B.

FOR	AGAINST	ABSTAIN
3,125,771	0	0

Proposal 4. To authorize and approve the 2012 Stock Option and Stock Award Plan in the form attached to the Proxy Statement as Exhibit C.

FOR	AGAINST	ABSTAIN
3,125,771	0	0

Proposal 5. To elect Amie Coleman, Jason Haislip and Duane Smith as directors of the Company to serve until the earlier of (i) the closing date of the transactions contemplated by the Contribution Agreement (Proposal 1), or (ii) the next annual meeting of the Company’s stockholders if the closing of the transactions contemplated by the Contribution Agreement does not take place.

	FOR	WITHHELD
Amie Coleman	3,125,771	0
Jason Haislip	3,125,771	0
Duane Smith	3,125,771	0

Proposal 6. To elect Mace Meeks and Michael Vanderhoof as Class I directors for a term of one year; Andrew Priest and James Stapleton as Class II directors for a term of two years; and Rod Danielson, Stuart Gaylor and Jaleea George and as Class III directors for a term of three years, with all such terms commencing on the closing date of the transactions contemplated by the Contribution Agreement (Proposal 1).

	FOR	WITHHELD
Mace Meeks	3,125,771	0
Michael Vanderhoof	3,125,771	0
Andrew Priest	3,125,771	0
James Stapleton	3,125,771	0
Rod Danielson	3,125,771	0
Stuart Gaylor	3,125,771	0
Jaleea George	3,125,771	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASTWELL PRECAST CORPORATION

Date: March 15, 2012

By:  /s/ Jason Haislip

Jason Haislip

President

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